UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 26, 2008

Terra Nova Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-24057	75-2375969
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1550 Chicago, IL 60606
(Address of principal execute offices, including zip code)

(312) 827-3600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  ----  Other Events

                 On February 26, 2008 the Board of Directors of Terra Nova Financial Group, Inc. (the "Company") declared and directed the officers of the Company to set aside funds for payment of all accumulated and unpaid dividends accumulated up to and through January 15, 2008 on each of the Company's 9% Cumulative Preferred Stock, Series A Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred and Series 2002A Preferred Stock (collectively, the "Preferred Stock") to all holders of record on February 27, 2008 of such Preferred Stock. The Company intends to pay such dividends on March 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TERRA NOVA FINANCIAL GROUP, INC. (Registrant)

By: /s/ Michael G. Nolan
Michael G. Nolan, Chief Executive Officer
Date: February 26, 2008